AMENDMENT NO. 7 TO REDUCING REVOLVING LOAN AGREEMENT

          This Amendment No. 7 to Reducing Revolving Loan Agreement (this "Amendment") dated as of January 12, 1998 is entered into with reference to the Reducing Revolving Loan Agreement dated as of December 21, 1994 among Victoria Partners, a Nevada general partnership ("Borrower"), the Banks referred to therein, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended pursuant to Amendments 1 through 6 thereto, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrower, the Administrative Agent and the Banks agree as follows:

          1.   AMENDMENTS TO SECTION 1.1 - AMENDED DEFINITIONS.

               "COMMITMENT" means $100,000,000, MINUS the amount of any reductions thereto made pursuant to Sections 2.4 and 2.5, PROVIDED, that the amount of the Commitment may be increased in the manner contemplated by
     Section 2.10. The respective Pro Rata Shares of the Banks as of the effective date of Amendment No. 6 to this Agreement are set forth in SCHEDULE 1.1.

               "MATURITY DATE" means April 2, 2002 or such later anniversary thereof to which the Maturity Date may be extended pursuant to Section 2.11.

          2.   SECTION 2.5 - SCHEDULED REDUCTIONS OF THE
COMMITMENT. Section 2.5 of the Loan Agreement is amended to read in full as follows:

          "2.5 CONTINGENT REDUCTIONS OF COMMITMENT. If the amount of the Commitment is hereafter increased pursuant to Section 2.10 to an amount which is in excess of $100,000,000, then the Commitment shall automatically and permanently reduce on the last day of each subsequent Fiscal Quarter through the then current Maturity Date (each such date a "REDUCTION DATE") by the "REDUCTION AMOUNT" (as defined below). The Reduction Amount shall be determined as of the first Reduction Date, and shall be the amount, rounded upwards to the nearest integral multiple of $100,000, which is equal to (a) the difference between the then effective Commitment MINUS $100,000,000, DIVIDED BY (b) the then remaining number of Reduction Dates. The Reduction Amount for each Reduction Date shall

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                              EXHIBIT 10.2

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     be identical, PROVIDED THAT, as of the date of any
     increase in the Commitment pursuant to Section 2.10 or any extension to the Maturity Date pursuant to Section 2.11, the Reduction Amount for each subsequent Reduction Date will be adjusted to reflect such increase or extension in accordance with the formula set forth in the second sentence of this paragraph. No reductions shall be required under this Section in the absence of an increase to the Commitment under Section 2.10."

          3. PARKING LOT EXCHANGE. Pursuant to Amendment No. 6 to the Loan Agreement, the Banks authorized the exchange of certain land owned by Borrower for certain land owned by Bellagio on the condition that the land transferred by Borrower was of the same or lesser acreage than that received by Borrower. Borrower has informed the Administrative Agent that:

     (a)  the land to be transferred by Borrower comprises
          12.164 acres;

     (b)  the land to be transferred to Borrower comprises
          10.130 acres;

     (c) however, of the land to be transferred by Borrower, an approximately 3.5 acre portion will be dedicated by Bellagio to Clark County, Nevada for the purpose of providing a right of way for a service road to be known as "Resorts Boulevard."

The Banks hereby confirm their authorization of the proposed parking lot exchange notwithstanding the foregoing variance from the terms of Amendment No. 6.

          4.   REPRESENTATION AND WARRANTY.  Borrower
represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing, and that Borrower continues to be in compliance with Section 5.10 of the Loan Agreement (concerning Hazardous Materials Law).

          5. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

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          IN WITNESS WHEREOF, Borrower, the Administrative
Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.

                         "Borrower"

                         VICTORIA PARTNERS, a Nevada general
                         partnership

                         By:  Gold Strike L.V., managing
                              general partner

                         By:  Last Chance Investments,
                              Incorporated, general partner


                              By: WILLIAM A. RICHARDSON
                              ________________________________
                                  William A. Richardson
                                  President


                         By:  MRGS Corp., a Nevada corporation,
                              general partner

                              By: DANIEL R. LEE
                              ________________________________
                                  Daniel R. Lee, Chief
                                  Financial Officer and Treasurer

                         "Administrative Agent"

                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as Administrative
                         Agent

                                JANICE HAMMOND
                         By: _________________________________
                                Janice Hammond, Vice President

                         "Banks"

                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as a Bank and as
                         Swing Line Bank

                               WILLIAM S. NEWBY
                         By: _________________________________

                         Title:  Managing Director

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                         THE LONG-TERM CREDIT BANK OF JAPAN,
                         LTD., LOS ANGELES AGENCY, as Co-Agent
                         and a Bank

                               NOBORU AKAHANE
                         By: _________________________________
                                Noboru Akahane
                         Title: Deputy General Manager



                         SOCIETE GENERALE, as Co-Agent and a
                         Bank

                               DONALD L. SCHUBERT
                         By: _________________________________
                                Donald L. Schubert
                         Title: Vice President


                         FIRST SECURITY BANK, N.A., as a Bank

                               DAVID P. WILLIAMS
                         By: _________________________________
                                David P. Williams
                         Title: Vice President


                         BANK OF SCOTLAND, as a Bank

                                ANNIE CHIN TAT
                         By: _________________________________
                                Annie Chin Tat
                         Title: Vice President



                         PNC BANK, NATIONAL ASSOCIATION
                         (successor by merger to MIDLANTIC
                         BANK, N.A.), as a Bank

                                DENISE D. KILLEN
                         By: _________________________________
                                Denise D. Killen
                         Title: Vice President

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                         UNITED STATES NATIONAL BANK OF OREGON,
                         as a Bank

                                DALE PARSHALL
                         By: _________________________________
                                Dale Parshall
                         Title: Vice President



                         CREDIT LYONNAIS LOS ANGELES BRANCH,
                         as a Bank

                                DIANNE M. SCOTT
                         By: _________________________________
                                Dianne M. Scott
                         Title: Vice President and Manager


                         BANKERS TRUST COMPANY, as a Bank

                                PATRICIA HOGAN
                         By: _________________________________
                                Patricia Hogan
                         Title: Principal



                         CIBC INC., as a Bank

                                 PAUL J. CHAKMAK
                         By: _________________________________
                                 Paul J. Chakmak
                         Title:  Managing Director
                                 CIBC Oppenheimer Corp., as Agent

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